Exhibit 10(a)

FIRST AMENDMENT TO THE AMENDED AND RESTATED INSURANCE

POOLING AGREEMENT

This First Amendment (“Amendment”) is to that certain Amended and Restated Insurance Pooling Agreement (“Pooling Agreement”), bearing an effective date of January 1, 2007, and is made and agreed to between Alfa Mutual Insurance Company (“AMI”), and Alfa Mutual Fire Insurance Company, Alfa Mutual General Insurance Company, Alfa Specialty Insurance Corporation, Alfa Insurance Corporation, Alfa General Insurance Corporation and Alfa Vision Insurance Corporation (hereinafter sometimes referred to as the “Associate Companies”).

AMI and the Associate Companies hereby ratify, confirm, and agree to all of the terms and provisions of said Pooling Agreement, except as said terms and provisions may be directly modified by this Amendment. (This Amendment shall apply to all policies in force as well as all policies new and renewed at the opening of business 12:01 a.m., January 1, 2007).

Said Pooling Agreement shall be amended as follows:

1.	Alfa Alliance Insurance Corporation (formerly known as Virginia Mutual Insurance Company) will participate in said Pooling Agreement.

2.	Part I, Paragraph 1.1 page 2, shall be restated as follows:

1.1	The “opening of business” as used herein means 12:01 a.m., January 1, 2007, or the time stated as the opening of business set forth on Exhibit I.

3.	Any references in the Pooling Agreement to the Virginia Mutual Insurance Company Quota Share Reinsurance Treaty and/or to reinsurance obligations of Alfa Mutual Fire Insurance Company resulting from the Quota Share Reinsurance Treaty are hereby deleted and not applicable as of the Effective Date.

4.	Exhibit I to the Amendment shall be substituted for the previously adopted Exhibit I to the Pooling Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Pooling Agreement to be executed on this 24th day of December, 2006.

ATTEST:	ALFA MUTUAL INSURANCE COMPANY

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA MUTUAL FIRE INSURANCE COMPANY

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA MUTUAL GENERAL INSURANCE COMPANY

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA GENERAL INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA SPECIALTY INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA VISION INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	VIRGINIA MUTUAL INSURANCE COMPANY

/s/ H. Al Scott	/s/ Douglas S. Joyce
Secretary	President

ATTEST:	ALFA ALLIANCE INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Douglas S. Joyce
Secretary	President

EXHIBIT I

ALFA INSURANCE COMPANIES INSURANCE POOLING AGREEMENT

POOL PARTICIPATION PERCENTAGES

Pool Participants	Pool Participation Effective January 1, 2007
Alfa Mutual Insurance Company	18%

Alfa Mutual Fire Insurance Company	13%

Alfa Mutual General Insurance Company	3%

Alfa General Insurance Corporation	29%

Alfa Insurance Corporation	29%

Alfa Specialty Insurance Corporation	1%

Alfa Vision Insurance Corporation	5%

Alfa Alliance Insurance Corporation	2%

Opening of Business:	January 1, 2007

Date of Exhibit I:	January 1, 2007

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